February 26, 2010

                          TOUCHSTONE FUNDS GROUP TRUST

                      TOUCHSTONE MARKET NEUTRAL EQUITY FUND

                SUPPLEMENT TO PROSPECTUSES DATED JANUARY 28, 2010

                 NOTICE OF CHANGE TO THE FUND'S INVESTMENT GOAL

ON MARCH 28, 2010, THE TOUCHSTONE MARKET NEUTRAL EQUITY FUND WILL CHANGE ITS INVESTMENT GOAL TO THE FOLLOWING:

THE FUND'S INVESTMENT GOAL

The Touchstone Market Neutral Equity Fund seeks capital appreciation and to provide positive returns regardless of the direction of the stock markets.













              303 Broadway o Suite 1100 o Cincinnati, OH 45202-4203
                Ph: 800.543.0407 o www.touchstoneinvestments.com

        Touchstone Funds are distributed by Touchstone Securities, Inc.*
              *A registered broker-dealer and member FINRA and SIPC
                A Member of Western & Southern Financial Group(R)


              Please retain this Supplement for future reference.